UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-07044
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
(Exact name of registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, New York 10286
(Address of Principal Executive Officer) (Zip Code)

Deirdre Cunnane, Esq.
240 Greenwich Street
New York, New York 10286
(Name and Address of Agent for Service)
Registrant's telephone number, including area code:
(212) 922-6400
Date of fiscal year end:
12/31
Date of reporting period:
12/31/25
ITEM 1 - Reports to Stockholders
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
ANNUAL
SHAREHOLDER
REPORT
December 31, 2025
Initial Shares
This annual shareholder report contains important information about BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (the “Fund”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.bny.com/investments/us/en/intermediary/products/variable‑products.html#funds‑table‑tabs1. You can also request this information by calling 1-800-373-9387 (inside the U.S. only) or by sending an e-mail request to info@bny.com.
What were the Fund’s costs for the last year ?
(based on a hypothetical $10,000 investment)
Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Shares	$71	0.66%
How did the Fund perform last year ?
  For the 12-month period ended December 31, 2025, the Fund’s Initial Shares returned 15.97%.
  In comparison, the S&P 500® Index (the “Index”) returned 17.87% for the same period.
What affected the Fund’s performance?
  U.S. equities advanced as easing inflation, resilient economic growth and improving earnings supported risk appetite, despite ongoing geopolitical and policy uncertainty.
  Strong stock selection in financials and utilities contributed positively to relative performance, as did stock selection in communication services and underweight positions in real estate and energy.
  Weak stock selection in health care detracted most from relative returns, with additional pressure from stock selection in industrials.

How did the Fund perform over the past 10 years?
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Cumulative Performance from January 1 , 2015 through December 31, 2025
Initial Investment of $10,000
The above graph compares a hypothetical $10,000 investment in the Fund’s Initial Shares to a hypothetical investment of $10,000 made in the S&P 500® Index on 12/31/2015. The performance shown takes into account applicable fees and expenses of the Fund, including management fees and other expenses. The Fund’s performance also assumes the reinvestment of dividends and capital gains. Unlike the Fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.
AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/25 )
Share Class	1YR	5YR	10YR
Initial Shares	15.97%	11.93%	13.56%
S&P 500® Index	17.87%	14.42%	14.81%
The performance data quoted represent past performance, which is no guarantee of future results. For more current information visit www.bny.com/investments/us/en/intermediary/products/variable-products.html#funds-table-tabs1 .
KEY FUND STATISTICS (AS OF 12/31/25 )
Fund Size (Millions)	Number of Holdings	Total Advisory Fee Paid During Period	Annual Portfolio Turnover
$323	51	$2,240,304	28.09%
Portfolio Holdings (as of 12/31/25 )
Top Ten Holdings (Based on Net Assets) *
* Excludes money market funds or other short-term securities held for the investment of cash and cash collateral for securities loaned, if any.
Sector Allocation (Based on Net Assets)

Information Technology
36.8%
Financials
14.8%
Industrials
12.9%
Health Care
11.4%
Consumer Staples
6.6%
Communication Services
5.4%
Consumer Discretionary
4.5%
Utilities
3.5%
Materials
2.7%
Investment Companies
1.5%
Net Other Assets and Liabilities
-0.1%

For additional information about the Fund, including its prospectus, financial information , portfolio holdings and proxy voting information , please visit www.bny.com/investments/us/en/intermediary/products/variable‑products.html#funds‑table‑tabs1 .
Printed on recycled paper.
50% post-consumer.
Process chlorine free.
Vegetable-based ink.
Not FDIC Insured. Not Bank-Guaranteed. May Lose Value
© 2026 BNY Mellon Securities Corporation, Distributor,
240 Greenwich Street, 9th Floor, New York, NY 10286
Code-0111AR1225

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
ANNUAL
SHAREHOLDER
REPORT
December 31, 2025
Service Shares
This annual shareholder report contains important information about BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (the “Fund”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.bny.com/investments/us/en/intermediary/products/variable‑products.html#funds‑table‑tabs1. You can also request this information by calling 1-800-373-9387 (inside the U.S. only) or by sending an e-mail request to info@bny.com.
What were the Fund’s costs for the last year ?
(based on a hypothetical $10,000 investment)
Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Shares	$98	0.91%
How did the Fund perform last year ?
  For the 12-month period ended December 31, 2025, the Fund’s Service Shares returned 15.67%.
  In comparison, the S&P 500® Index (the “Index”) returned 17.87% for the same period.
What affected the Fund’s performance?
  U.S. equities advanced as easing inflation, resilient economic growth and improving earnings supported risk appetite, despite ongoing geopolitical and policy uncertainty.
  Strong stock selection in financials and utilities contributed positively to relative performance, as did stock selection in communication services and underweight positions in real estate and energy.
  Weak stock selection in health care detracted most from relative returns, with additional pressure from stock selection in industrials.

How did the Fund perform over the past 10 years?
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Cumulative Performance from January 1 , 2015 through December 31, 2025
Initial Investment of $10,000
The above graph compares a hypothetical $10,000 investment in the Fund’s Service Shares to a hypothetical investment of $10,000 made in the S&P 500® Index on 12/31/2015. The performance shown takes into account applicable fees and expenses of the Fund, including management fees, 12b-1 fees and other expenses. The Fund’s performance also assumes the reinvestment of dividends and capital gains. Unlike the Fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.
AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/25 )
Share Class	1YR	5YR	10YR
Service Shares	15.67%	11.65%	13.27%
S&P 500® Index	17.87%	14.42%	14.81%
The performance data quoted represent past performance, which is no guarantee of future results. For more current information visit www.bny.com/investments/us/en/intermediary/products/variable-products.html#funds-table-tabs1 .
KEY FUND STATISTICS (AS OF 12/31/25 )
Fund Size (Millions)	Number of Holdings	Total Advisory Fee Paid During Period	Annual Portfolio Turnover
$323	51	$2,240,304	28.09%
Portfolio Holdings (as of 12/31/25 )
Top Ten Holdings (Based on Net Assets) *
* Excludes money market funds or other short-term securities held for the investment of cash and cash collateral for securities loaned, if any.
Sector Allocation (Based on Net Assets)

For additional information about the Fund, including its prospectus, financial information , portfolio holdings and proxy voting information , please visit www.bny.com/investments/us/en/intermediary/products/variable‑products.html#funds‑table‑tabs1 .
Printed on recycled paper.
50% post-consumer.
Process chlorine free.
Vegetable-based ink.
Not FDIC Insured. Not Bank-Guaranteed. May Lose Value
© 2026 BNY Mellon Securities Corporation, Distributor,
240 Greenwich Street, 9th Floor, New York, NY 10286
Code-0423AR1225

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that J. Charles Cardona, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). J. Charles Cardona is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $36,986 in 2024 and $37,725 in 2025.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $7,332 in 2024 and $7,770 in 2025. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2024 and $0 in 2025.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,763 in 2024 and $4,763 in 2025. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $3,194 in 2024 and $3,432 in 2025.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $71 in

2024 and $79 in 2025. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2024 and $0 in 2025.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,429,804 in 2024 and $2,001,215 in 2025.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

Not applicable.

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
ANNUAL FINANCIALS AND OTHER INFORMATION
December 31, 2025

Initial Shares
Service Shares

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon
Family of Funds.
Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
The Fund
Please note the Annual Financials and Other Information only contains Items 7-11 required in Form N-CSR. All other required items will be filed with the Securities and Exchange Commission (the “SEC”).

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
SCHEDULE OF INVESTMENTS
December 31, 2025

Description	Shares	Value ($)
Common Stocks — 98.6%
Banks — 5.7%
First Horizon Corp.	216,360	5,171,004
JPMorgan Chase & Co.	41,358	13,326,375
		18,497,379
Capital Goods — 10.7%
AECOM	39,130	3,730,263
Carrier Global Corp.	47,184	2,493,203
Emerson Electric Co.	30,788	4,086,183
GE Vernova, Inc.	8,830	5,771,023
Howmet Aerospace, Inc.	19,329	3,962,832
Hubbell, Inc.	12,476	5,540,716
Ingersoll Rand, Inc.	69,037	5,469,111
Trane Technologies PLC	9,335	3,633,182
		34,686,513
Commercial & Professional Services — 2.2%
Veralto Corp.	33,961	3,388,629
Waste Management, Inc.	16,489	3,622,798
		7,011,427
Consumer Discretionary Distribution & Retail — 4.5%
Amazon.com, Inc.(a)	63,162	14,579,053
Consumer Staples Distribution & Retail — 4.3%
Costco Wholesale Corp.	8,231	7,097,920
Walmart, Inc.	61,509	6,852,718
		13,950,638
Financial Services — 6.3%
CME Group, Inc.	16,993	4,640,449
Mastercard, Inc., Cl. A	11,775	6,722,112
The Goldman Sachs Group, Inc.	10,180	8,948,220
		20,310,781
Food, Beverage & Tobacco — .8%
Darling Ingredients, Inc.(a)	72,144	2,597,184
Health Care Equipment & Services — 6.8%
Abbott Laboratories	21,655	2,713,155
Alcon AG	31,879	2,512,384
Boston Scientific Corp.(a)	63,207	6,026,787
Edwards Lifesciences Corp.(a)	18,523	1,579,086
IDEXX Laboratories, Inc.(a)	7,511	5,081,417
UnitedHealth Group, Inc.	12,656	4,177,872
		22,090,701
Household & Personal Products — 1.5%
The Estee Lauder Companies, Inc., Cl. A	45,281	4,741,826
Insurance — 2.8%
Aon PLC, Cl. A	11,972	4,224,679
Assurant, Inc.	19,287	4,645,274
		8,869,953
Materials — 2.7%
Crown Holdings, Inc.	33,746	3,474,825
International Paper Co.	53,076	2,090,664
Linde PLC	7,276	3,102,414
		8,667,903
Media & Entertainment — 5.4%
Alphabet, Inc., Cl. A	55,384	17,335,192
Pharmaceuticals, Biotechnology & Life Sciences — 4.6%
AbbVie, Inc.	23,368	5,339,354

SCHEDULE OF INVESTMENTS (continued)

Description	Shares	Value ($)
Common Stocks — 98.6% (continued)
Pharmaceuticals, Biotechnology & Life Sciences — 4.6% (continued)
Gilead Sciences, Inc.	34,359	4,217,224
Thermo Fisher Scientific, Inc.	9,091	5,267,780
		14,824,358
Semiconductors & Semiconductor Equipment — 14.4%
Broadcom, Inc.	13,616	4,712,498
Micron Technology, Inc.	28,618	8,167,863
NVIDIA Corp.	166,551	31,061,761
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	8,511	2,586,408
		46,528,530
Software & Services — 13.8%
Bentley Systems, Inc., Cl. B	59,850	2,284,175
HubSpot, Inc.(a)	3,965	1,591,155
Intuit, Inc.	11,479	7,603,919
Microsoft Corp.	49,332	23,857,942
Oracle Corp.	9,821	1,914,211
ServiceNow, Inc.(a)	26,885	4,118,513
Synopsys, Inc.(a)	6,807	3,197,384
		44,567,299
Technology Hardware & Equipment — 8.6%
Apple, Inc.	83,557	22,715,806
TE Connectivity PLC	22,543	5,128,758
		27,844,564
Utilities — 3.5%
Constellation Energy Corp.	19,049	6,729,440
NextEra Energy, Inc.	58,732	4,715,005
		11,444,445
Total Common Stocks (cost $168,376,973)		318,547,746

	1-Day Yield (%)
Investment Companies — 1.5%
Registered Investment Companies — 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(b) (cost $4,815,753)	3.89	4,815,753	4,815,753
Total Investments (cost $173,192,726)		100.1%	323,363,499
Liabilities, Less Cash and Receivables		(.1%)	(419,953)
Net Assets		100.0%	322,943,546

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Affiliated Issuers
Description	Value ($) 12/31/2024	Purchases ($)†	Sales ($)	Value ($) 12/31/2025	Dividends/ Distributions ($)
Registered Investment Companies - 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.5%	4,777,420	42,124,081	(42,085,748)	4,815,753	172,979

†	Includes reinvested dividends/distributions.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2025
	Cost	Value
Assets ($):
Investments in securities—See Schedule of Investments:
Unaffiliated issuers	168,376,973	318,547,746
Affiliated issuers	4,815,753	4,815,753
Dividends receivable		71,412
Receivable for shares of Common Stock subscribed		34,919
Tax reclaim receivable—Note 1(b)		7,555
Prepaid expenses		3,817
		323,481,202
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		199,155
Payable for shares of Common Stock redeemed		262,767
Directors’ fees and expenses payable		2,024
Other accrued expenses		73,710
		537,656
Net Assets ($)		322,943,546
Composition of Net Assets ($):
Paid-in capital		109,056,479
Total distributable earnings (loss)		213,887,067
Net Assets ($)		322,943,546

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	240,090,121	82,853,425
Shares Outstanding	4,104,189	1,450,373
Net Asset Value Per Share ($)	58.50	57.13
See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2025

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	3,252,517
Affiliated issuers	172,979
Interest	26
Total Income	3,425,522
Expenses:
Management fee—Note 3(a)	2,240,304
Distribution Plan fees—Note 3(b)	178,615
Professional fees	120,105
Chief Compliance Officer fees—Note 3(c)	24,855
Prospectus and shareholders’ reports	20,556
Shareholder and regulatory reports service fees—Note 3(c)	15,167
Directors’ fees and expenses—Note 3(d)	15,113
Interest expense—Note 2	11,149
Loan commitment fees—Note 2	9,080
Shareholder servicing costs—Note 3(c)	6,590
Custodian fees—Note 3(c)	5,112
Miscellaneous	9,171
Total Expenses	2,655,817
Less—reduction in fees due to earnings credits—Note 3(c)	(252)
Net Expenses	2,655,565
Net Investment Income	769,957
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	62,982,816
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(7,065,577)
Net Realized and Unrealized Gain (Loss) on Investments	55,917,239
Net Increase in Net Assets Resulting from Operations	56,687,196
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2025	2024
Operations ($):
Net investment income	769,957	842,762
Net realized gain (loss) on investments	62,982,816	31,264,283
Net change in unrealized appreciation (depreciation) on investments	(7,065,577)	44,490,498
Net Increase (Decrease) in Net Assets Resulting from Operations	56,687,196	76,597,543
Distributions ($):
Distributions to shareholders:
Initial Shares	(26,378,416)	(3,516,846)
Service Shares	(5,721,682)	(533,192)
Total Distributions	(32,100,098)	(4,050,038)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Initial Shares	8,591,388	9,697,950
Service Shares	15,179,902	14,477,115
Distributions reinvested:
Initial Shares	26,378,416	3,516,846
Service Shares	5,721,682	533,192
Cost of shares redeemed:
Initial Shares	(124,941,910)	(35,369,754)
Service Shares	(8,200,473)	(5,395,769)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(77,270,995)	(12,540,420)
Total Increase (Decrease) in Net Assets	(52,683,897)	60,007,085
Net Assets ($):
Beginning of Period	375,627,443	315,620,358
End of Period	322,943,546	375,627,443
Capital Share Transactions (Shares):
Initial Shares
Shares sold	158,383	185,057
Shares issued for distributions reinvested	551,388	70,478
Shares redeemed	(2,198,796)	(688,329)
Net Increase (Decrease) in Shares Outstanding	(1,489,025)	(432,794)
Service Shares
Shares sold	285,978	282,663
Shares issued for distributions reinvested	122,258	10,897
Shares redeemed	(157,054)	(104,902)
Net Increase (Decrease) in Shares Outstanding	251,182	188,658
See notes to financial statements.

FINANCIAL HIGHLIGHTS
The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.  The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.
	Year Ended December 31,
Initial Shares	2025	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	55.51	44.99	41.73	58.08	47.24
Investment Operations:
Net investment income(a)	.14	.14	.27	.33	.24
Net realized and unrealized gain (loss) on investments	7.66	10.98	8.65	(12.99)	12.17
Total from Investment Operations	7.80	11.12	8.92	(12.66)	12.41
Distributions:
Dividends from net investment income	(.15 )	(.27 )	(.33 )	(.25 )	(.40 )
Dividends from net realized gain on investments	(4.66)	(.33 )	(5.33)	(3.44)	(1.17)
Total Distributions	(4.81)	(.60 )	(5.66)	(3.69)	(1.57)
Net asset value, end of period	58.50	55.51	44.99	41.73	58.08
Total Return (%)	15.97	24.89	23.82	(22.87)	27.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.66	.67	.67	.68	.67
Ratio of net expenses to average net assets	.66 (b)	.67 (b)	.67 (b)	.68 (b)	.67
Ratio of net investment income to average net assets	.25 (b)	.28 (b)	.66 (b)	.71 (b)	.46
Portfolio Turnover Rate	28.09	25.32	35.09	28.92	13.23
Net Assets, end of period ($ x 1,000)	240,090	310,474	271,082	234,377	328,328

(a)	Based on average shares outstanding.
(b)	Amount inclusive of reduction in fees due to earnings credits.
See notes to financial statements.

	Year Ended December 31,
Service Shares	2025	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	54.33	44.07	41.00	57.15	46.54
Investment Operations:
Net investment income(a)	.00 (b)	.01	.17	.21	.10
Net realized and unrealized gain (loss) on investments	7.49	10.77	8.47	(12.78)	11.99
Total from Investment Operations	7.49	10.78	8.64	(12.57)	12.09
Distributions:
Dividends from net investment income	(.03 )	(.19 )	(.24 )	(.14 )	(.31 )
Dividends from net realized gain on investments	(4.66)	(.33 )	(5.33)	(3.44)	(1.17)
Total Distributions	(4.69)	(.52 )	(5.57)	(3.58)	(1.48)
Net asset value, end of period	57.13	54.33	44.07	41.00	57.15
Total Return (%)	15.67	24.58	23.50	(23.06)	26.68
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.91	.92	.92	.93	.92
Ratio of net expenses to average net assets	.91 (c)	.92 (c)	.92 (c)	.93 (c)	.92
Ratio of net investment income to average net assets	.00 (c),(d)	.03 (c)	.41 (c)	.46 (c)	.20
Portfolio Turnover Rate	28.09	25.32	35.09	28.92	13.23
Net Assets, end of period ($ x 1,000)	82,853	65,153	44,539	27,271	30,211

(a)	Based on average shares outstanding.
(b)	Amount represents less than $.01 per share.
(c)	Amount inclusive of reduction in fees due to earnings credits.
(d)	Amount represents less than .01%.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
NOTE 1—
Significant Accounting Policies:
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY”), serves as the fund’s investment adviser. Newton Investment Management Limited (the “Sub-Adviser” or “NIM”), an indirect wholly-owned subsidiary of BNY and an affiliate of the Adviser, serves as the fund’s sub-adviser. NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978. NIM has entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management North America, LLC (“NIMNA”), which enables NIMNA to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIMNA is subject to the supervision of NIM and the Adviser. NIMNA is also an affiliate of the Adviser. NIMNA’s principal office is located at BNY Mellon Center, 201 Washington Street, Boston, Massachusetts 02108. NIMNA is an indirect subsidiary of BNY.
BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 150 million shares of $.001 par value of Common Stock in each of the following classes of shares: Initial and Service. Initial shares are subject to a Shareholder Services Plan fee and Service shares are subject to a Distribution Plan fee. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, Shareholder Services Plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.
The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.
(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

NOTES TO FINANCIAL STATEMENTS (continued)
The fund’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.
Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.
The following is a summary of the inputs used as of December 31, 2025 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	318,547,746	—	—	318,547,746
Investment Companies	4,815,753	—	—	4,815,753
	323,363,499	—	—	323,363,499

†	See Schedule of Investments for additional detailed categorizations, if any.
(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.
Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are

NOTES TO FINANCIAL STATEMENTS (continued)
paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of December 31, 2025, if any, are disclosed in the fund’s Statement of Assets and Liabilities.
(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.
(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.
(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.
Sustainable Investment Approach Risk: The fund’s sustainable investment approach may cause it to make different investments than funds that invest principally in equity securities of U.S. companies that do not incorporate sustainable investment criteria when selecting investments. Under certain economic conditions, this could cause the fund to underperform funds that do not incorporate similar criteria. For example, the incorporation of sustainable investment criteria may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so or selling securities when it might otherwise be disadvantageous for the fund to do so. The incorporation of sustainable investment criteria may also affect the fund’s exposure to certain sectors and/or types of investments, and may adversely impact the fund’s performance depending on whether such sectors or investments are in or out of favor in the market. NIM’s security selection process incorporates Environmental, Social, and Governance (“ESG”) data provided by third parties, which may be limited for certain companies and/or only take into account one or a few ESG related components. In addition, ESG data may include qualitative and/or quantitative measures, and consideration of the data may be subjective. Different methodologies may be used by the various data sources that provide ESG data. ESG data from third parties used by NIM as part of its sustainable investment process often lacks standardization, consistency and transparency, and for certain companies such data may not be available, complete or accurate. NIM’s evaluation of ESG factors relevant to a particular company may be adversely affected in such instances. As a result, the fund’s investments may differ from, and potentially underperform, funds that incorporate ESG data from other sources or utilize other methodologies.
(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.
(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.
As of and during the period ended December 31, 2025, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2025, the fund did not incur any interest or penalties.
Each tax year in the four-year period ended December 31, 2025 remains subject to examination by the Internal Revenue Service and state taxing authorities.
At December 31, 2025, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $766,866, undistributed capital gains $63,757,008 and unrealized appreciation $149,363,193.
The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2025 and December 31, 2024 were as follows: ordinary income $839,995 and $1,801,574, and long-term capital gains $31,260,103 and $2,248,464, respectively.
(h) Operating segment reporting: In accordance with FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280)

NOTES TO FINANCIAL STATEMENTS (continued)
- Improvements to Reportable Segment Disclosures (“ASU 2023-07”), the fund has operated and been managed as a single reportable segment, generating returns through dividends, interest, and/or gains from investments aligned with its single stated investment objective as outlined in the fund’s prospectus. The fund’s accounting policies are consistent with those described in these Notes to Financial Statements. The chief operating decision maker (“CODM”) is represented by BNY Investments and is comprised of Senior Management and Directors of BNY Investments. The CODM considers the net increase in net assets resulting from operations when deciding whether to purchase additional investments or make distributions to shareholders. Detailed financial information for the fund is presented in these financial statements, including total assets and liabilities in the Statement of Assets and Liabilities, investments held in the Schedule of Investments, results of operations and significant segment expenses in the Statement of Operations, and additional performance information—such as total return, portfolio turnover, and ratios—in the Financial Highlights.
NOTE 2—
Bank Lines of Credit:
The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY (the “BNY Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNY Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.
During the period ended December 31, 2025, the fund was charged $11,149 for interest expense. These fees are included in Interest expense in the Statement of Operations. The average amount of borrowings outstanding under the Citibank Credit Facility during the period ended December 31, 2025 was approximately $227,123 with a related weighted average annualized interest rate of 4.91%. As of December 31, 2025, the fund has no outstanding loan balance from either Facility.
NOTE 3—
Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:
(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from January 1, 2025 through May 1, 2026, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of neither class of fund shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .70% of the value of the fund’s average daily net assets. On or after May 1, 2026, the Adviser may terminate this expense limitation agreement at any time. During the period ended December 31, 2025, there was no expense reimbursement pursuant to the undertaking.
Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the Sub-Adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-advisory fee paid by the Adviser to any unaffiliated sub-adviser in the aggregate with other unaffiliated sub-advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-advisory fee payable by the Adviser separately to a sub-adviser that is a wholly-owned subsidiary of BNY in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the Board.
(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2025, Service shares were charged $178,615 pursuant to the Distribution Plan.

NOTES TO FINANCIAL STATEMENTS (continued)
(c) Under the Shareholder Services Plan, Initial shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of its average daily net assets for certain allocated expenses with respect to servicing and/or maintaining Initial shares’ shareholder accounts. During the period ended December 31, 2025, Initial shares were charged $4,238 pursuant to the Shareholder Services Plan.
The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the  Statement of Operations.
The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.
The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2025, the fund was charged $1,377 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $252.
The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2025, the fund was charged $5,112 pursuant to the custody agreement.
During the period ended December 31, 2025, the fund was charged $24,855 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.
The fund compensates the Custodian for providing shareholder reporting and regulatory services for the fund. These fees are included in Shareholder and regulatory reports service fees in the Statement of Operations. During the period ended December 31, 2025, the Custodian was compensated $15,167 for financial reporting and regulatory services.
The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: Management fee of $164,387, Distribution Plan fees of $17,450, Shareholder Services Plan fees of $2,000, Custodian fees of $1,260, Chief Compliance Officer fees of $4,713, Transfer Agent fees of $345 and Shareholder and regulatory reports service fees of $9,000.
(d) Each board member of the fund also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.
NOTE 4—
Securities Transactions:
The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2025, amounted to $103,554,723 and $211,879,775, respectively.
At December 31, 2025, the cost of investments for federal income tax purposes was $174,000,757; accordingly, accumulated net unrealized appreciation on investments was $149,362,742, consisting of $160,264,224 gross unrealized appreciation and $10,901,482 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.
New York, New York
February 6, 2026

IMPORTANT TAX INFORMATION (Unaudited)
For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2025 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2026 of the percentage applicable to the preparation of their 2025 income tax returns.The fund also hereby reports $4.6588 per share as a long-term capital gain distribution paid on March 27, 2025.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies (Unaudited)
N/A

Item 9. Proxy Disclosures for Open-End Management Investment Companies (Unaudited)
N/A

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies (Unaudited)
Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex, and annual retainer fees and meeting attendance fees are allocated to each fund based on net assets. The fund is charged for services performed by the fund’s Chief Compliance Officer. Compensation paid by the fund during the period to the board members and the Chief Compliance Officer are within Item 7. Statement of Operations as Directors’ fees and expenses and Chief Compliance Officer fees, respectively. The aggregate amount of Directors’ fees and expenses and Chief Compliance Officer fees paid by the fund during the period was $39,968.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contracts (Unaudited)
At a meeting of the fund’s Board of Directors (the “Board”) held on August 13-14, 2025, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, the Sub-Investment Advisory Agreement, pursuant to which Newton Investment Management Limited (the “Sub-Adviser” or “NIM”) provides day-to-day management of the fund’s investments, and the Sub-Sub-Investment Advisory Agreement (collectively with the Management Agreement and the Sub-Investment Advisory Agreement, the “Agreements”) between NIM and Newton Investment Management North America, LLC (“NIMNA”), pursuant to which NIMNA provides certain advisory services to NIM for the benefit of the fund, including, but not limited to, portfolio management services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.
Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY fund complex (such as intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.
The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including that there are no soft dollar arrangements in place for the fund) and the standards applied in seeking best execution.
Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Initial shares with the performance of a group of large-cap core funds underlying variable insurance products (“VIPs”) selected by Broadridge as comparable to the fund (the “Performance Group 1”) and with a broader group of funds consisting of all large-cap core funds underlying VIPs (the “Performance Universe”), all for various periods ended June 30, 2025; (2) at the request of the Adviser, the performance of the fund’s Initial shares with the performance of a second group of large-cap core funds underlying VIPs with an above average Morningstar ESG (environmental, social and governance) Sustainability Rating and Portfolio ESG Managed Risk Score selected by Broadridge (the “Performance Group 2”), all for various periods ended June 30, 2025; and (3) the fund’s actual and contractual management fees and total expenses with those of two groups of comparable funds, one identical to Performance Group 1 (the “Expense Group 1”) and the other identical to Performance Group 2 (the “Expense Group 2”), and with a broader group of funds consisting of other large-cap core funds underlying VIPs with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Groups and Performance Universe and the Expense Groups and Expense Universe.
Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group 1 median for all periods, was above the Performance Group 2 median for all periods, and was below the Performance Universe median for each period, except for the two-year period when the fund’s total return performance was above the Performance Universe median. The Board discussed with representatives of the Adviser and the Sub-Adviser the reasons for the fund’s underperformance versus the Performance Group 1 and Performance Universe during certain periods under review and noted that the portfolio managers are very experienced and continued to apply a consistent investment strategy. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board noted that the fund had an above average Sustainability Rating from Morningstar.
Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.
The Board considered that the fund’s contractual management fee was approximately equivalent to the Expense Group 1 median and lower than the Expense Group 2 median contractual management fee, the fund’s actual management fee was approximately equivalent to the Expense Group 1 median, approximately equivalent to the Expense Group 2 median and equal to the Expense Universe median actual management fee, and the fund’s total expenses were lower than the Expense Group 1 median, lower than the Expense Group 2 median and lower than the Expense Universe median total expenses.
Representatives of the Adviser stated that the Adviser has contractually agreed, until May 1, 2026, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of neither class of the fund’s shares (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed ..70% of the fund’s average daily net assets.
Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”) and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-Adviser that are considered to have similar investment strategies and policies as the fund.
The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.
Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.
The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contracts (Unaudited) (continued)
benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.
At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.
●The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are satisfactory and appropriate.
●The Board was satisfied with the experience of the fund’s portfolio managers and the investment strategy employed for the fund and the fund’s relative performance when compared to the performance of the funds included in Performance Group 2.
●The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.
●The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.
In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

© 2026 BNY Mellon Securities Corporation
Code-0111NCSRAR1225

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Portfolio Managers for Closed-End Management Investment Companies.

Not applicable.

Item 14.	Purchases of Equity Securities By Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 15.

Item 16.	Controls and Procedures.

(a)	The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.
(b)	There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: February 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: February 6, 2026

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: February 5, 2026

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)